UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2011
Date of report (Date of earliest event reported)

Intermec, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13279	95-4647021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West
Everett, Washington 98203-1264
(Address of principal executive offices)(Zip code)

(425) 348-2600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:  The purpose of this amendment is to provide the audited financial statements of Vocollect, Inc. (“Vocollect”) required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the acquisition of Vocollect by Intermec, Inc., which information was excluded from our initial filing on Form 8-K, filed with the Securities and Exchange Commission on March 3, 2011, in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.  The following listed Audited Financial Statements of Vocollect, Inc. for the year ended December 31, 2009 are filed with this current report as Exhibit 99.2 attached hereto and incorporated herein by this reference.
a.	Independent Auditors’ Report – Urish Popeck & Co., LLC.
b.	Consolidated Balance Sheet as of December 31, 2009.
c.	Consolidated Statement of Operations for the year ended December 31, 2009.
d.	Consolidated Statement of Cash Flows for the year ended December 31, 2009.
e.	Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2009.
f.	Notes to Consolidated Financial Statements for the year ended December 31, 2009.

The Consent of Urish Popeck & Co., LLC with respect to the Audited Financial Statements of Vocollect, Inc. for the year ended December 31, 2009, is filed with this current report as Exhibit 23.1 attached hereto and incorporated herein by this reference.

2.  The following listed Audited Financial Statements of Vocollect, Inc. and Subsidiaries for the year ended December 31, 2010 are filed with this current report as Exhibit 99.3 attached hereto and incorporated herein by this reference.
a.	Independent Auditors’ Report – McGladrey & Pullen, LLP.
b.	Consolidated Balance Sheet as of December 31, 2010.
c.	Consolidated Statement of Income for the year ended December 31, 2010.
d.	Consolidated Statement of Changes in Stockholders’ Equity for the year ended December 31, 2010.
e.	Consolidated Statement of Cash Flows for the year ended December 31, 2010.
f.	Notes to Consolidated Financial Statements for the year ended December 31, 2010.

The Consent of McGladrey & Pullen, LLP with respect to the Audited Financial Statements of Vocollect, Inc. and Subsidiaries for the year ended December 31, 2010, is filed with this current report as Exhibit 23.2 attached hereto and incorporated herein by this reference.

(b) Pro Forma Financial Information.

The following listed Pro forma Financial Information for Intermec, Inc. is filed with this current report as Exhibit 99.4 attached hereto and incorporated herein by this reference.

a.	Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 2010 (unaudited).
b.	Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited).

(d) Exhibits.

Exhibit	Description
10.1*	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association
23.1	Consent of Urish Popeck & Co., LLC.
23.2	Consent of McGladrey & Pullen, LLP.
99.1*	Intermec, Inc. press release dated March 3, 2011
99.2
Independent Auditors’ Report – Urish Popeck & Co., LLC, Vocollect, Inc. Consolidated Balance Sheet as of December 31, 2009, Consolidated Statement of Operations for the year ended December 31, 2009, Consolidated Statement of Cash Flows for the year ended December 31, 2009, Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2009, and Notes to Consolidated Financial Statements for the year ended December 31, 2009.

99.3
Independent Auditors’ Report – McGladrey & Pullen, LLP, Vocollect, Inc. and Subsidiaries Consolidated Balance Sheet as of December 31, 2010, Consolidated Statement of Income for the year ended December 31, 2010, Consolidated Statement of Changes in Stockholders’ Equity for the year ended December 31, 2010, Consolidated Statement of Cash Flows for the year ended December 31, 2010, and Notes to Consolidated Financial Statements for the year ended December 31, 2010.

99.4
Intermec, Inc. Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 2010 (unaudited), and Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited).

*Previously filed with the Securities and Exchange Commission as an exhibit to Intermec, Inc.’s current report on Form 8-K filed on March 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13 , 2011	INTERMEC, INC.

	By:	/s/ Robert J. Driessnack
Robert J. Driessnack Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
10.1*	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association
23.1	Consent of Urish Popeck & Co., LLC.
23.2	Consent of McGladrey & Pullen, LLP.
99.1*	Intermec, Inc. press release dated March 3, 2011
99.2
Independent Auditors’ Report – Urish Popeck & Co., LLC, Vocollect, Inc. Consolidated Balance Sheet as of December 31, 2009, Consolidated Statement of Operations for the year ended December 31, 2009, Consolidated Statement of Cash Flows for the year ended December 31, 2009, Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2009, and Notes to Consolidated Financial Statements for the year ended December 31, 2009.

99.3
Independent Auditors’ Report – McGladrey & Pullen, LLP, Vocollect, Inc. and Subsidiaries Consolidated Balance Sheet as of December 31, 2010, Consolidated Statement of Income for the year ended December 31, 2010, Consolidated Statement of Changes in Stockholders’ Equity for the year ended December 31, 2010, Consolidated Statement of Cash Flows for the year ended December 31, 2010, and Notes to Consolidated Financial Statements for the year ended December 31, 2010.

99.4
Intermec, Inc. Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 2010 (unaudited), and Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited).

*Previously filed with the Securities and Exchange Commission as an exhibit to Intermec, Inc.’s current report on Form 8-K filed on March 3, 2011.